--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
BLUE CHIP GROWTH FUND
---------------------
     * Strong economic growth and emerging inflation fears pushed up interest rates and helped cyclicals outperform steady growth stocks.
     * The fund posted strong gains, although it modestly trailed the S&P 500 and its peer group average.
     * Although the fund did not benefit from the market shift to cyclicals, its technology, media, and telecommunications holdings performed well.
     * Valuations in our market remain high, but excellent corporate earnings and a favorable investing environment could lead to continued stock gains.

================================================================================
FELLOW SHAREHOLDERS
================================================================================
     The first half of 1999 saw a significant shift in investor sentiment. Stability returned to Asia and other foreign economies, but as the U.S. economy thrived, the threat of inflation intensified. Interest rates rose across the board during the period, and the Federal Reserve made one increase in the federal funds target rate on June 30. Yet investors remained positive on the earnings outlook for many companies, and stocks posted solid gains.

================================================================================
    PERFORMANCE COMPARISON
================================================================================
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Blue Chip Growth Fund           9.84%          20.48%
    S&P500                         12.38           22.76
    Lipper Growth Funds Average    11.65           18.87
================================================================================

     In this environment, your fund continued to perform reasonably well, generating solid gains over the past year as well as over the three- and five-year periods. However, for the six months ended June 30, the fund trailed its peer group average and the unmanaged Standard & Poor's 500 Stock Index. Performance during this period was somewhat lackluster as cyclical, energy, and technology stocks surged (and pharmaceutical and financial stocks underperformed) in the robust economic environment. It is worth noting that small- and mid-cap stocks outpaced large-caps in the second quarter -- an unusual occurrence during the past several years. For the 12-month period, your fund surpassed the peer group average but lagged the S&P 500.

================================================================================
MARKET ENVIRONMENT
================================================================================
     Once again, we learned that the market environment and investor perceptions can turn on a dime. Six months ago, investors were preoccupied with problems in Asian and Latin American economies, the Long-Term Capital hedge fund, global deflation, and recession. Investors also feared that a general slowdown in economic activity and a flood of cheap imports due to the devaluation of foreign currencies would result in severe pricing pressures and problematic deflation in the U.S., particularly in many commodity-based industries.

     As 1999 progressed, however, investors seemed more concerned that improved growth in foreign economies, coupled with buoyant U.S. growth, could lead to meaningful increases in inflation. Inflation concerns were aggravated by a sharp rise in oil prices. Oil essentially doubled from $10 to $20 per barrel over the last few months due to efforts by OPEC to limit production. These pressures helped produce some increases in inflation although the most recent consumer price index data showed no increase.

     Interest rates rose significantly to reflect inflation fears, with the 30-year Treasury bond yield increasing from 5% to around 6% during the period. Yet the Federal Reserve (and investors) had to grapple with conflicting data. In addition to the rise in energy prices and the strength of economic data, labor markets were very tight and average hourly wages rose. On the other hand, productivity continued to improve and inflation reports were inconsistent but generally favorable. Growth could moderate if the increase in rates slows the housing market and if consumers cease spending in excess of disposable personal income. The Fed has also taken note of the dramatic growth of the Internet and its favorable effect on price competition and efficiency.

               INFORMATION ON YEAR-END DISTRIBUTIONS
               -------------------------------------
          To help you with tax planning, we try to give
          you a good idea of the  per-share  income and
          capital gain amounts our funds may distribute
          near  year-end.  In  late  October,  we  will
          provide  estimates  of these  amounts,  which
          will  be  paid  on  December  16,  1999,   to
          shareholders  of record on December 14. These
          preliminary  numbers  will be included in The
          Price Report mailing to  shareholders in late
          October and will also be available on our Web
          site - www.troweprice.com. We hope that these
          preliminary  numbers will be useful to you in
          approximating  the income and  capital  gains
          taxes you may pay on distributions to taxable
          accounts.   If  your  fund   distributed  any
          capital gains  earlier in 1999,  you can find
          the  amounts  on your  statements  and should
          include    them   in   your   tax    planning
          calculations.  Please  keep in mind  that the
          numbers  are not final  and are  likely to be
          revised  before the  December 14  declaration
          and record date. As the fall progresses,  you
          may want to check our Web site for revisions.
          If you would like  information on tax matters
          relating to mutual  funds,  please  visit our
          Web site to download our Insights report, Tax
          Information  for Mutual  Fund  Investors,  or
          call   1-800-225-5132   to  request  a  copy.
          =============================================

     Investors reacted by bidding up the value of cyclical and technology stocks, which should fare well in a technology-driven economic upswing. Meanwhile, the stocks of more defensive steady-growth companies, such as pharmaceuticals, and interest rate sensitive stocks, such as financials, generally struggled. Earnings were once again a critical component of performance: generally speaking, quarterly earnings among the blue chips met or exceeded expectations, but investors continued to punish stocks that missed their targets even by small amounts.

PORTFOLIO REVIEW

     Your fund has less exposure to the technology sector than the average growth fund, and technology holdings performed very well in the first half of 1999. However, we did have several investments that participated in the tech stock rally. MICROSOFT, AMERICA ONLINE, HEWLETT-PACKARD, TEXAS INSTRUMENTS, and CISCO SYSTEMS were all among the top 10 contributors to performance in the first half. ASCEND COMMUNICATIONS, recently acquired by LUCENT TECHNOLOGIES, MAXIM INTEGRATED PRODUCTS, a leading maker of analog semiconductors, BMC Software, a software provider for mainframe computers, Sun Microsystems, and EMC, a data storage equipment and software firm, were also stellar performers.

     Telecommunication stocks also added meaningfully to returns. MCI WORLDCOM made progress toward integrating MCI and produced strong operating results: it was a top-10 contributor to performance. Long time holding AIRTOUCH COMMUNICATIONS augmented results when it merged with Vodaphone to form the largest global cellular telephone service provider. NOKIA, the Finnish maker of cellular handsets and telecom infrastructure, continued to take market share from rivals and its stock appreciated sharply. TELLABS, a supplier of cross connects and other telecom switching gear, continued to post strong growth. Its new product offerings in the optical switching area have also caused investors to bid the stock higher. ALLTEL, among the largest providers of cellular and local phone service in the Southeast, has been a strong, steady grower -- the company has a multi-decade record of dividend increases -- and continued to help your fund's performance.

     Although rising interest rates dampened the gains of many financial stocks, some companies in this area rallied in the second quarter and ultimately were top-flight performers. CITIGROUP was our top contributor. This company has been a major holding since the fund's inception in 1993, and we are pleased to have added to the position consistently, particularly when the stock was very much out of favor in the second half of 1998. CAPITAL ONE, a rapidly growing provider of credit card financing and services, generated high-quality earnings growth and strong stock performance. Long time holdings BANKAMERICA (the successor to Nationsbank) and AMERICAN EXPRESS created some anxiety with investors as the Asian crisis and new business initiatives challenged their growth. However, earnings prospects have improved and the stocks have appreciated slowly but steadily. Although your fund does not own many industrial/ cyclical stocks, three positions in this area were noteworthy contributors. Top-10 holding Tyco International, which we have written about in previous reports, did very well and now has a market value of over $80 billion. ALLIEDSIGNAL rewarded our patience as its stock has periodically been a mediocre performer over the last several years, but soared in the first half of 1999 and was our fifth best stock. CORNING has also been inconsistent, but its dominance of the markets for glass fiber and other equipment used in telecommunications is now bearing fruit.

     [Sector Diversification pie chart here showing (based on net assets as of 6/30/99): Business services and transportation, 12%. Capital equipment and process industries, 7%. Technology, 17%. Consumer services and consumer cyclicals, 18%. Financial, 20%. Energy and utilities, 5%. Consumer nondurables, 19%. Reserves, 2%.]

     Although they weren't the largest story of the first half, entertainment and media stocks also did well. CBS, a major television and radio operator, was an important contributor to fund performance. Its Infinity broadcasting unit controls the former Westinghouse radio broadcasting group and has the dominant position in most urban markets. Management has also been able to steer the television group to the top of the network rankings while also establishing important interests in various Internet-based businesses and companies. Media giant TIME WARNER, with significant cable interests, and MEDIAONE GROUP, a top cable and media operator that agreed to be acquired by AT&T, were also outstanding.

     As always, some stocks produced disappointing results. NETWORK ASSOCIATES was our largest loser. The company is the leading provider of virus control and other data security software. It had a consistent, multiyear record of internal growth and had grown rapidly through acquisition. However, it appeared to have trouble effectively managing all of its acquired businesses, and strong competitors began to challenge it in the lucrative area of data security. The company missed its earnings growth targets, and management does not appear to be in control of the problems. Because we lost confidence in management and the competition in this area is growing more intense, we eliminated the position.

     MCKESSONHBOC faced a similar situation. The management of McKesson, a drug distributor, championed its purchase of HBOC, which produces health care information systems to hospitals and other health care providers, claiming that the combination would rapidly create solutions to help lower health care costs. In our opinion, the strategy has some merit. Unfortunately, it appears to us that HBOC was a motivated and dishonest seller of its business. It improperly recorded revenues on several software contracts, and the managements of both HBOC and McKesson have now been removed by the board. Fortunately, because our analyst was concerned that year 2000 issues would meaningfully slow the firm's software installations, we sold a substantial portion of our position before its sharp decline. After analyzing the situation, we concluded that the problems would take some time to fix (and we did not know the new management well enough to have confidence in them). Thus, we sold the rest of our position at prices well above the current price.

================================================================================
STRATEGY
================================================================================

     Our investment strategy continued to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund has received continued to be invested opportunistically in existing holdings. For example, additions to FREDDIE MAC, Microsoft, Citigroup, Ascend Communications (now Lucent), MediaOne Group, PFIZER, and INTEL were significant enough to be included in the 10 largest purchases of the fund for the past six months.

     However, we did establish some new major positions. MARSH & MCLENNAN is the leading insurance brokerage operation in the world and also has a significant stake in asset management (Putnam) and consulting (Mercer). The company is very profitable with top-tier return on equity and also possesses a strong long-term earnings and dividend growth record. The stock has been strong since our purchase.

     As noted earlier, Corning has stumbled from time to time, but its long-term growth record is well above average (strong double-digit growth over the last 20 years). More important, management has sold consumer businesses with lower returns to focus its time, energy, and substantial research spending on new telecom products. Its LEAF fiber is state of the art and is being adopted by most of the major telecom carriers that are installing fiber networks. The company is well positioned to participate as the telecom area expands.

     NIKE has been a less satisfying new purchase. The earnings outlook for the company is quite good, and continued improvement in foreign economies should ensure that the earnings rebound is sustainable. However, the company's apparel business is struggling as management eliminates excess inventory and streamlines its product offerings. Although the company is highly profitable and a leader in its businesses, we are reluctant to increase our modest position until we obtain further evidence that the apparel business will not offset the powerful improvement under way in the footwear operations.

================================================================================
OUTLOOK
================================================================================

     Currently, the market appears to face the risk that a synchronized global economic boom will lead to sharp increases in inflation and interest rates. However, just six months ago, the fear was that global recession and deflation would crush corporate earnings. The fleeting nature of market perception is why we limit time spent on economic prediction and focus on finding solid companies with above-average growth prospects. This is where we believe we have some expertise and where we feel we can add the most value, particularly if those who focus on economic predictions and sector rotation sell growth companies at reasonable valuations because their sector is out of favor.

===================================
The   fleeting   nature  of  market
perception  is  why we  limit  time
spent on  economic  prediction  and
focus on  finding  solid  companies
with      above-average      growth
prospects.
===================================

     However, as we have noted in previous letters, the most serious challenge to continued gains may be that stocks have performed so well. Said another way, even some of the "out of favor" sectors in which we have been purchasing stocks (pharmaceuticals, financials) are not cheap by historical absolute standards. However, sound investing must take into account the outlook for the general investment environment, future company earnings, and an assessment of reasonable valuations. Considering these factors, we believe the outlook for U.S. stocks and your fund remains favorable:

     * Inflation and interest rate data remain attractive. Despite inflation concerns, data continue to support the thesis that the economy is growing at a manageable pace.

     * Earnings growth is very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable. The rotation toward cyclicals has created especially interesting opportunities in some high-quality growth stocks.

     * The blue chip universe is fortunate to have numerous top-notch, entrepreneurial management teams implementing sound business models. Many of these teams have improved the competitiveness of their businesses as well as the durability and predictability of earnings.

     * Many of our holdings generate significant free cash flow, and shareholder-oriented managements typically use this cash to repurchase shares or make acquisitions in a manner that might enhance stock performance over time. This may prove to be particularly advantageous if a challenging environment causes stock weakness for these companies or potential acquisitions.

     As always, we seek blue chip companies with leading market positions, seasoned management, and strong financial fundamentals that can generate earnings growth regardless of the economic or interest rate environment. We believe we can enhance returns and lower risk over time by investing in such "all season" growth companies especially when they are at reasonable valuations. Although the market may not always go up, we continue to believe that this strategy will provide highly attractive investment results over time. We appreciate your continued support in this endeavor.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee
July 22, 1999
================================================================================

T. Rowe Price Blue Chip Growth Fund
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
Portfolio Highlights
                                                      Percent of
                                                      Net Assets
                                                         6/30/99
--------------------------------------------------------------------
  Citigroup                                                  2.9%
--------------------------------------------------------------------
  Tyco International                                         2.8
--------------------------------------------------------------------
  Microsoft                                                  2.7
--------------------------------------------------------------------
  MCI WorldCom                                               2.4
--------------------------------------------------------------------
  Freddie Mac                                                2.4
--------------------------------------------------------------------
  Bristol-Myers Squibb                                       1.9
--------------------------------------------------------------------
  Wells Fargo                                                1.7
--------------------------------------------------------------------
  AlliedSignal                                               1.5
--------------------------------------------------------------------
  GE                                                         1.5
--------------------------------------------------------------------

  United HealthCare                                          1.5
--------------------------------------------------------------------
  Pfizer                                                     1.4
--------------------------------------------------------------------
  Intel                                                      1.4
--------------------------------------------------------------------
  Merck                                                      1.4
--------------------------------------------------------------------
  Time Warner                                                1.4
--------------------------------------------------------------------
  Waste Management                                           1.3
--------------------------------------------------------------------
  Bank of America                                            1.3
--------------------------------------------------------------------
  Warner-Lambert                                             1.3
--------------------------------------------------------------------
  Safeway                                                    1.3
--------------------------------------------------------------------
  CBS                                                        1.3
--------------------------------------------------------------------
  Hewlett-Packard                                            1.3
--------------------------------------------------------------------
  Fannie Mae                                                 1.2
--------------------------------------------------------------------
  BMC Software                                               1.2
--------------------------------------------------------------------
  Wal-Mart                                                   1.2
--------------------------------------------------------------------
  Danaher                                                    1.2
--------------------------------------------------------------------
  Mobil                                                      1.1
--------------------------------------------------------------------
  Total                                                     40.6%

  Note: Table excludes reserves.
================================================================================

T. Rowe Price Blue Chip Growth Fund
-----------------------------------
Portfolio Highlights

MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size
6 Months Ended 6/30/99
----------------------

Freddie Mac                           McKessonHBOC **
----------------------------------------------------------------------------
Microsoft                             AT&T **
----------------------------------------------------------------------------
Citigroup                             First Union **
----------------------------------------------------------------------------
Ascend Communications                 America Online
----------------------------------------------------------------------------
Marsh & McLennan *                    Sara Lee **
----------------------------------------------------------------------------
MediaOne Group                        SBCCommunications
----------------------------------------------------------------------------
Corning *                             Newell Rubbermaid
----------------------------------------------------------------------------
NIKE*                                 Nokia
----------------------------------------------------------------------------
Pfizer                                Oracle
----------------------------------------------------------------------------
Intel                                 Guidant **
--------------------------------------------------------------------------------
  *  Position added
 **  Position eliminated
================================================================================

T. Rowe Price Blue Chip Growth Fund
-----------------------------------

PERFORMANCE COMPARISON
----------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart for Blue Chip Growth shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since  Inception
Periods Ended 6/30/99     1 Year   3 Years   5 Years      Inception       Date
---------------------     ------   -------   -------      ---------       ----
Blue Chip Growth Fund     20.48%    27.50%    27.15%         24.17%    6/30/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Blue Chip Growth Fund
-----------------------------------
                                                                      Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                        6 Months     Year
                           Ended    Ended
                         6/30/99  12/31/98 12/31/97 12/31/96 12/31/95 12/31/94
                         -----------------------------------------------------
NET ASSET VALUE
Beginning of period     $  30.60  $ 24.17  $ 19.06    $15.09   $11.11  $11.24
-------------------------------------------------------------------------------
Investment activities
Net investment income     0.03       0.11     0.13      0.14     0.16*   0.12*
Net realized and
unrealized gain (loss)    2.98       6.82     5.12      4.05     4.05   (0.03)
-------------------------------------------------------------------------------
Total from
investment activities     3.01       6.93     5.25      4.19     4.21    0.09
-------------------------------------------------------------------------------
Distributions
Net investment income         -     (0.11)   (0.12)    (0.14)   (0.15)  (0.10)
Net realized gain             -     (0.39)   (0.02)    (0.08)   (0.08)  (0.12)
-------------------------------------------------------------------------------
Total distributions           -     (0.50)   (0.14)    (0.22)   (0.23)  (0.22)
-------------------------------------------------------------------------------
NET ASSET VALUE
===============================================================================
End of period          $ 33.61   $  30.60  $ 24.17  $  19.06   $15.09  $11.11

Ratios/Supplemental Data
Total return**            9.84%     28.84%   27.56%    27.75%   37.90%*  0.80%*
-------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.92%+     0.91%    0.95%     1.12%    1.25%*  1.25%*
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                0.19%+     0.43%    0.86%     0.87%    1.27%*  1.05%*
-------------------------------------------------------------------------------
Portfolio turnover rate  40.6%+     34.5%    23.7%     26.3%    38.1%    75.0%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)          $  5,804  $   4,330 $  2,345 $    540  $  146   $   39
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96.
+    Annualized
The accompanying notes are an integral part of these financial statements.

===========================================================================
T. Rowe Price Blue Chip Growth Fund
-----------------------------------
Unaudited                                                    June 30, 1999
Statement of Net Assets
                                                      Shares          Value
In thousands
Common Stocks 97.7%
-------------------
FINANCIAL 19.6%
---------------
Bank and Trust  6.4%
 Bank of America                                   1,060,000   $      77,711
------------------------------------------------------------------------------
 Bank of New York                                  1,700,000          62,369
------------------------------------------------------------------------------
 Bank One                                            100,000           5,956
------------------------------------------------------------------------------
 Chase Manhattan                                     485,000          42,013
------------------------------------------------------------------------------
 Mellon Bank                                       1,700,000          61,838
------------------------------------------------------------------------------
 State Street                                        250,000          21,344
------------------------------------------------------------------------------
 Wells Fargo                                       2,375,000         101,531
------------------------------------------------------------------------------
                                                                     372,762
------------------------------------------------------------------------------
 INSURANCE  3.3%
 ACE Limited                                       1,100,000          31,075
------------------------------------------------------------------------------
 American International Group                        170,000          19,901
------------------------------------------------------------------------------
 Fairfax Financial (CAD) *                            61,100          16,390

------------------------------------------------------------------------------
 Marsh & McLennan                                    520,000          39,260
------------------------------------------------------------------------------
 Travelers Property Casualty (Class A)               640,000          25,040
------------------------------------------------------------------------------
 UNUM                                                440,000          24,090
------------------------------------------------------------------------------
 XL Capital (Class A)                                622,300          35,160
------------------------------------------------------------------------------
                                                                     190,916
------------------------------------------------------------------------------
 Financial Services  9.9%
 American Express                                    470,000          61,159
------------------------------------------------------------------------------
 Associates First Capital (Class A)                1,030,000          45,642
------------------------------------------------------------------------------
 Capital One Financial                               825,000          45,942
------------------------------------------------------------------------------
 Citigroup                                         3,535,748         167,948
------------------------------------------------------------------------------
 Fannie Mae                                        1,060,000          72,477
------------------------------------------------------------------------------
 Freddie Mac                                       2,375,000         137,750
------------------------------------------------------------------------------
 Goldman Sachs Group *                               121,300           8,764
------------------------------------------------------------------------------
 Morgan Stanley Dean Witter                          310,000          31,775
------------------------------------------------------------------------------
                                                                     571,457
------------------------------------------------------------------------------
 Total Financial                                                   1,135,135
------------------------------------------------------------------------------

=UTILITIES==1.8%==============================================================

 Telephone  1.8%
 ALLTEL                                              463,300          33,126
------------------------------------------------------------------------------
 GTE                                                 300,000          22,725
------------------------------------------------------------------------------
 SBC Communications                                  700,000   $      40,600
------------------------------------------------------------------------------
 Sprint                                              200,000          10,562
------------------------------------------------------------------------------
 Total Utilities                                                     107,013
------------------------------------------------------------------------------


=CONSUMER=NONDURABLES==19.2%==================================================

 Cosmetics  0.2%
 Gillette                                             350,000         14,350
------------------------------------------------------------------------------
                                                                      14,350
------------------------------------------------------------------------------
 Beverages  1.0%
 Coca-Cola                                           140,000           8,750
------------------------------------------------------------------------------
 PepsiCo                                           1,300,000          50,294
------------------------------------------------------------------------------
                                                                      59,044
------------------------------------------------------------------------------
 Food Processing  0.4%
 Heinz                                               500,000          25,063
------------------------------------------------------------------------------
                                                                      25,063
------------------------------------------------------------------------------

 Hospital Supplies/Hospital Management  1.2
 Baxter International                                300,000          18,188
------------------------------------------------------------------------------
 Boston Scientific *                                 691,900          30,400
------------------------------------------------------------------------------
 Medtronic                                            25,000           1,947
------------------------------------------------------------------------------
 Wellpoint Health Networks *                         200,000          16,975
------------------------------------------------------------------------------
                                                                      67,510
------------------------------------------------------------------------------
 Pharmaceuticals  10.7%
 American Home Products                              880,000          50,600
------------------------------------------------------------------------------
 Amgen *                                             300,000          18,253
------------------------------------------------------------------------------
 Biogen *                                            470,000          30,242
------------------------------------------------------------------------------
 Bristol-Myers Squibb                              1,565,000         110,235
------------------------------------------------------------------------------
 Eli Lilly                                           700,000          50,137
------------------------------------------------------------------------------
 Johnson & Johnson                                   640,000          62,720
------------------------------------------------------------------------------
 Merck                                             1,090,000          80,660
------------------------------------------------------------------------------
 Pfizer                                              740,000          81,215
------------------------------------------------------------------------------
 Schering-Plough                                   1,120,000          59,360
------------------------------------------------------------------------------
 Warner-Lambert                                    1,100,000          76,312
------------------------------------------------------------------------------
                                                                     619,734
------------------------------------------------------------------------------

 Health Care Services  2.3%
 Aetna                                               325,000          29,067
------------------------------------------------------------------------------
 CIGNA                                               185,000          16,465
------------------------------------------------------------------------------
 United HealthCare                                 1,360,000          85,170
------------------------------------------------------------------------------
                                                                     130,702
------------------------------------------------------------------------------
 Miscellaneous Consumer Products  3.4%
 Colgate-Palmolive                                   200,000   $      19,750
------------------------------------------------------------------------------
 Hasbro                                            1,060,000          29,614
------------------------------------------------------------------------------
 Mattel                                              860,000          22,736
------------------------------------------------------------------------------
 Newell Rubbermaid                                   250,000          11,625
------------------------------------------------------------------------------
 NIKE (Class B)                                      550,000          34,822
------------------------------------------------------------------------------
 Philip Morris                                     1,180,000          47,421
------------------------------------------------------------------------------
 Procter & Gamble                                    340,000          30,345
------------------------------------------------------------------------------
                                                                     196,313
------------------------------------------------------------------------------
 Total Consumer Nondurables                                        1,112,716
------------------------------------------------------------------------------

=CONSUMER=SERVICES==14.8%=====================================================

 General Merchandisers  2.1%
 Dayton Hudson                                       340,000          22,100
------------------------------------------------------------------------------
 Saks *                                              820,000          23,677
------------------------------------------------------------------------------
 Wal-Mart                                          1,420,000          68,515
------------------------------------------------------------------------------
 Warnaco Group (Class A)                             300,000           8,025
------------------------------------------------------------------------------
                                                                     122,317
------------------------------------------------------------------------------
 Specialty Merchandisers  4.5%
 CVS                                               1,120,524          56,867
------------------------------------------------------------------------------
 Federated Department Stores *                       140,000           7,411
------------------------------------------------------------------------------
 Home Depot                                          880,000          56,705
------------------------------------------------------------------------------
 Kroger *                                          2,240,000          62,580
-----------------------------------------------------------------------------
 Safeway *                                         1,540,000          76,230
-----------------------------------------------------------------------------
                                                                     259,793
-----------------------------------------------------------------------------
 Entertainment and Leisure  2.2%
 Carnival (Class A)                                  370,000          17,945
-----------------------------------------------------------------------------
 Disney                                              250,000           7,703
-----------------------------------------------------------------------------
 McDonald's                                        1,012,000          41,808
-----------------------------------------------------------------------------
 MediaOne *                                          820,000          60,988
-----------------------------------------------------------------------------
                                                                     128,444
-----------------------------------------------------------------------------

 Media and Communications  6.0%
 CBS *                                             1,700,000          73,844
-----------------------------------------------------------------------------
 Clear Channel Communications *                      590,000          40,673
-----------------------------------------------------------------------------
 Fox Entertainment Group (Class A) *               1,270,000          34,211
-----------------------------------------------------------------------------
 Infinity Broadcasting (Class A) *                 1,300,000          38,675
-----------------------------------------------------------------------------
 Time Warner                                       1,090,000          80,115
-----------------------------------------------------------------------------
 Tribune                                             385,000          33,543
-----------------------------------------------------------------------------
 Vodafone ADR                                        235,000   $      46,295
-----------------------------------------------------------------------------
                                                                     347,356
-----------------------------------------------------------------------------
 Total Consumer Services                                             857,910
-----------------------------------------------------------------------------


=CONSUMER=CYCLICALS==2.7%====================================================

 Automobiles and Related  0.6%
 SPX *                                               400,000          33,400
-----------------------------------------------------------------------------
                                                                      33,400
-----------------------------------------------------------------------------
 Building and Real Estate  0.5%
 Starwood Hotels & Resorts, REIT                   1,060,000          32,396
-----------------------------------------------------------------------------
                                                                      32,396
-----------------------------------------------------------------------------

 Miscellaneous Consumer Durables  1.6%
 Corning                                             610,000          42,776
-----------------------------------------------------------------------------
 Eastman Kodak                                       250,000          16,938
-----------------------------------------------------------------------------
 Masco                                             1,120,000          32,340
-----------------------------------------------------------------------------
                                                                      92,054
-----------------------------------------------------------------------------
 Total Consumer Cyclicals                                            157,850
-----------------------------------------------------------------------------


=TECHNOLOGY==16.6%===========================================================

 Electronic Components  5.1%
 Altera *                                            550,000          20,230
------------------------------------------------------------------------------
 EMC *                                               590,000          32,450
------------------------------------------------------------------------------
 Intel                                             1,360,000          80,877
------------------------------------------------------------------------------
 Linear Technology                                   200,000          13,463
------------------------------------------------------------------------------
 Maxim Integrated Products *                         550,000          36,575
------------------------------------------------------------------------------
 Motorola                                            310,000          29,372
------------------------------------------------------------------------------
 Texas Instruments                                   356,000          51,620
------------------------------------------------------------------------------
 Xilinx *                                            520,000          29,786
------------------------------------------------------------------------------
                                                                     294,373
------------------------------------------------------------------------------

 Electronic Systems  2.8%
 Applied Materials *                                 470,000          34,707
------------------------------------------------------------------------------
 Hewlett-Packard                                     730,000          73,365
------------------------------------------------------------------------------
 Nokia ADR                                           325,000          29,758
------------------------------------------------------------------------------
 Solectron *                                         380,000          25,341
------------------------------------------------------------------------------
                                                                     163,171
------------------------------------------------------------------------------
 Information Processing  1.1%
 Dell Computer *                                     910,000          33,642
------------------------------------------------------------------------------
 IBM                                                 262,000          33,863
------------------------------------------------------------------------------
                                                                      67,505
------------------------------------------------------------------------------
 Office Automation  0.2%
 Ceridian *                                          400,000   $      13,075
------------------------------------------------------------------------------
                                                                      13,075
------------------------------------------------------------------------------
 Specialized Computer  0.6%
 Sun Microsystems *                                  475,000          32,731
------------------------------------------------------------------------------
                                                                      32,731
------------------------------------------------------------------------------
 Telecommunications Equipment  5.0%
 Cisco Systems *                                   1,000,000          64,406
------------------------------------------------------------------------------
 Lucent Technologies                                 843,150          56,860
------------------------------------------------------------------------------

 MCI WorldCom *                                    1,650,000         141,951
------------------------------------------------------------------------------
 Tellabs *                                           380,000          25,686
------------------------------------------------------------------------------
                                                                     288,903
------------------------------------------------------------------------------
 Aerospace and Defense  1.8%
 AlliedSignal                                      1,400,000          88,200
------------------------------------------------------------------------------
 Raytheon (Class B)                                  210,000          14,779
------------------------------------------------------------------------------
                                                                     102,979
------------------------------------------------------------------------------
 Total Technology                                                    962,737
------------------------------------------------------------------------------


=CAPITAL=EQUIPMENT==5.5%======================================================

 Electrical Equipment  4.3%
 GE                                                  770,000          87,010
------------------------------------------------------------------------------
 Tyco International                                1,730,331         163,949
------------------------------------------------------------------------------
                                                                     250,959
------------------------------------------------------------------------------
 Machinery  1.2%
 Danaher                                          1,150,000           66,843
------------------------------------------------------------------------------
                                                                      66,843
------------------------------------------------------------------------------
 Total Capital Equipment                                             317,802
------------------------------------------------------------------------------

=BUSINESS=SERVICES=AND=TRANSPORTATION==12.2%
 Computer Service and Software  8.4%
 America Online *                                    412,000          45,526
------------------------------------------------------------------------------
 Automatic Data Processing                         1,000,000          44,000
------------------------------------------------------------------------------
 BMC Software *                                    1,300,000          70,159
------------------------------------------------------------------------------
 Compuware *                                         950,000          30,192
------------------------------------------------------------------------------
 First Data                                        1,045,106          51,145
------------------------------------------------------------------------------
 Galileo International                               640,700          34,238
------------------------------------------------------------------------------
 Microsoft *                                       1,735,000         156,367
------------------------------------------------------------------------------
 Oracle *                                            440,000          16,335
------------------------------------------------------------------------------
 Parametric Technology *                           1,500,000   $      20,859
------------------------------------------------------------------------------
 SunGard Data Systems *                              500,000          17,250
------------------------------------------------------------------------------
                                                                     486,071
------------------------------------------------------------------------------
 Distribution Services  0.7%
 Cardinal Health                                     470,630          30,179
------------------------------------------------------------------------------
 U.S. Foodservice *                                  300,620          12,814
------------------------------------------------------------------------------
                                                                      42,993
------------------------------------------------------------------------------

 Miscellaneous Business Services  3.1%
 Cendant *                                           500,000          10,250
------------------------------------------------------------------------------
 Equifax                                             200,000           7,138
------------------------------------------------------------------------------
 H&R Block                                           600,000          30,000
------------------------------------------------------------------------------
 Omnicom                                             650,000          52,000
------------------------------------------------------------------------------
 Waste Management                                  1,450,000          77,937
------------------------------------------------------------------------------
                                                                     177,325
------------------------------------------------------------------------------
 Total Business Services and Transportation                          706,389

=ENERGY==3.0%
 Energy Services  0.5%
 Halliburton                                         700,000          31,675
------------------------------------------------------------------------------
                                                                      31,675
------------------------------------------------------------------------------
 Integrated Petroleum - International  2.5%
 BP Amoco ADR                                        361,000          39,168
------------------------------------------------------------------------------
 Chevron                                             416,000          39,598
------------------------------------------------------------------------------
 Mobil                                               667,000          66,033
------------------------------------------------------------------------------
                                                                     144,799
------------------------------------------------------------------------------
 Total Energy                                                        176,474

=PROCESS=INDUSTRIES==1.1%
 Specialty Chemicals  0.3%
 Great Lakes Chemical                                415,000          19,116
------------------------------------------------------------------------------
                                                                      19,116
------------------------------------------------------------------------------
 Paper and Paper Products  0.8%
 Kimberly-Clark                                      770,000          43,890
------------------------------------------------------------------------------
                                                                      43,890
------------------------------------------------------------------------------
 Total Process Industries                                             63,006

=MISCELLANEOUS==1.2%
 Conglomerates  0.2%
 Berkshire Hathaway (Class A) *                          200   $      13,780
------------------------------------------------------------------------------
                                                                      13,780
------------------------------------------------------------------------------
 Other Miscellaneous Common Stocks  1.0%                              58,873
------------------------------------------------------------------------------
 Total Miscellaneous                                                  72,653
------------------------------------------------------------------------------

==============================================================================
 Total Common Stocks (Cost  $4,118,053)                            5,669,685
==============================================================================

=SHORT-TERM=INVESTMENTS==2.8%
 Money Market Funds  2.8%
 Reserve Investment Fund, 5.05% + #              166,466,524         166,467

 Total Short-Term Investments (Cost  $166,467)                       166,467

=Total=Investments=in=Securities
 100.5% of Net Assets (Cost $4,284,520)                        $   5,836,152

 Other Assets Less Liabilities                                       (31,693)

 NET ASSETS                                                    $   5,804,459

 Net Assets Consist of:
 Accumulated net investment income -
  net of distributions                                         $       4,884
 Accumulated net realized gain/loss -
  net of distributions                                                83,538
 Net unrealized gain (loss)                                        1,551,632
 Paid-in-capital applicable to 172,712,800
  shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000
  shares authorized                                                4,164,405

 NET ASSETS                                                    $   5,804,459

 NET ASSET VALUE PER SHARE                                     $      33.61

     #  Seven-day yield
     +  Affiliated company
     *  Non-income producing
   ADR  American Depository Receipt
   CAD  Canadian dollar

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Blue Chip Growth Fund
Unaudited
Statement of Operations
In thousands
                                                   6 Months
                                                      Ended
                                                    6/30/99
==Investment=Income==========================================
  Income
   Dividend                                       $   21,170
   Interest (including $6,912 from
     affiliated companies)                             6,915
-------------------------------------------------------------
   Total income                                       28,085
-------------------------------------------------------------
  Expenses
   Investment management                              15,619
   Shareholder servicing                               6,878
   Prospectus and shareholder reports                    297
   Registration                                          261
   Custody and accounting                                127
   Directors                                               9
   Legal and audit                                         7
   Miscellaneous                                          27
-------------------------------------------------------------
   Total expenses                                     23,225
   Expenses paid indirectly                              (24)
-------------------------------------------------------------
   Net expenses                                       23,201
-------------------------------------------------------------
  Net investment income                                4,884

 Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                         75,037
   Foreign currency transactions                          (6)
-------------------------------------------------------------
   Net realized gain (loss)                           75,031
  Change in net unrealized gain or
     loss on securities                              408,256
-------------------------------------------------------------
  Net realized and unrealized gain (loss)            483,287

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                          $  488,171

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Blue Chip Growth Fund
Unaudited
STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
Increase=(Decrease)=in=Net=Assets
  Operations
   Net investment income                             $    4,884    $    13,909
   Net realized gain (loss)                              75,031         66,217
   Change in net unrealized gain or loss                408,256        754,612
-------------------------------------------------------------------------------
   Increase (decrease) in net assets
          from operations                               488,171        834,738
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                      -        (15,078)
   Net realized gain                                          -        (53,457)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions                  -        (68,535)
-------------------------------------------------------------------------------
  Capital share transactions*
   Shares sold                                        1,646,390      1,971,557
   Distributions reinvested                                   -         67,284
   Shares redeemed                                     (660,236)      (819,465)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from capital share transactions                    986,154      1,219,376

Net=Assets
  Increase (decrease) during period                   1,474,325      1,985,579
  Beginning of period                                 4,330,134      2,344,555

  End of period                                      $5,804,459    $ 4,330,134

*Share information
   Shares sold                                           52,034         72,851
   Distributions reinvested                                   -          2,377
   Shares redeemed                                      (20,838)       (30,731)
   Increase (decrease) in
     shares outstanding                                  31,196         44,497

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Blue Chip Growth Fund
Unaudited                                                         June 30, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,993,070,000 and $983,389,000, respectively, for the six months ended June 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,284,520,000. Net unrealized gain aggregated $1,151,632,000 at period-end, of which $1,573,000,000 related to appreciated investments and $21,368,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,828,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,232,000 for the six months ended June 30, 1999, of which $977,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 5.7% of the outstanding shares of the fund at June 30, 1999. For the six months then ended, the fund was allocated $407,000 of Spectrum expenses, $99,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $6,912,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $2,028,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

================================================================================

T. Rowe Price Shareholder Services

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including Tele*Access (Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
          Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE Report Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS   Educational  reports  on  investment   strategies  and
          financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================

T. Rowe Price Retirement Plans and Resources

          RETIREMENT PLANS AND RESOURCES

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ------------------------

          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing

          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          -------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          ---------------
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century Plan [Registration Mark] (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          SOFTWARE PACKAGES
          -----------------
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER [TM] CD-ROM or diskette $19.95. To order, please call
          1-800-541-5760. Also available
          on the Internet for $9.95.

          T. ROWE PRICE VARIABLE ANNUITY ANALYZER [TM] CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.
===========================================================================
T. Rowe Price Insights Reports
------------------------------

          THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION
          The ABCs of Y2K
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------
          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks Understanding
          Derivatives Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

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T. Rowe Price Investment Services, Inc., Distributor.         F93-051  6/30/99